[THE AMERICAN FUNDS GROUP(R)]

[illustration:  fruit tree with an apple, pear, and orange being watered]

THE CASH MANAGEMENT TRUST OF AMERICA
THE U.S. TREASURY MONEY FUND OF AMERICA
THE TAX-EXEMPT MONEY FUND OF AMERICA

ANNUAL REPORT
FOR THE YEAR ENDED SEPTEMBER 30, 1998

[illustration:  pear]

THE CASH MANAGEMENT
TRUST OF AMERICA

The Cash Management Trust of America(r) seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

[illustration:  orange]

THE U.S. TREASURY MONEY
FUND OF AMERICA

The U.S. Treasury Money Fund of America(SM) seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

[illustration:  apple]

THE TAX-EXEMPT MONEY
FUND OF AMERICA

The Tax-Exempt Money Fund of America(SM) seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

The Cash Management Trust of America, The U.S. Treasury Money Fund of America and the Tax-Exempt Money Fund of America are three of the 28 funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

SEVEN-DAY ANNUALIZED RATES/1/
For the months ended September 30, 1993-September 30, 1998

[begin mountain chart]

                                                                       The Tax-Exempt         The Tax-Exempt

                                                                       Money Fund of          Money Fund of

                        The Cash               The U.S. Treasury       America (taxable       America

                        Management Trust       Money Fund of           equivalent             (federally

Date                    of America             America /2/             yield)/3/              tax-free)

September 1992          2.57                   2.65                    3.92                   2.37

October 1992            2.49                   2.49                    3.49                   2.11

November 1992           2.62                   2.41                    3.54                   2.14

December 1992           2.90                   2.55                    3.81                   2.30

January 1993            2.69                   2.60                    3.10                   1.87

February 1993           2.54                   2.58                    3.23                   1.95

March 1993              2.46                   2.48                    2.98                   1.80

April 1993              2.47                   2.44                    2.96                   1.79

May 1993                2.44                   2.41                    3.18                   1.92

June 1993               2.51                   2.41                    2.88                   1.74

July 1993               2.51                   2.44                    3.10                   1.87

August 1993             2.47                   2.47                    2.98                   1.80

September 1993          2.44                   2.40                    3.43                   2.07

October 1993            2.43                   2.39                    3.03                   1.83

November 1993           2.50                   2.41                    3.06                   1.85

December 1993           2.60                   2.47                    3.41                   2.06

January 1994            2.52                   2.51                    2.58                   1.56

February 1994           2.47                   2.42                    2.95                   1.78

March 1994              2.80                   2.56                    2.76                   1.67

April 1994              3.02                   2.82                    3.43                   2.07

May 1994                3.45                   2.99                    3.63                   2.19

June 1994               3.64                   3.20                    3.49                   2.11

July 1994               3.84                   3.46                    3.61                   2.18

August 1994             3.98                   3.61                    4.01                   2.42

September 1994          4.17                   3.86                    4.24                   2.56

October 1994            4.40                   4.02                    4.40                   2.66

November 1994           4.63                   4.33                    4.90                   2.96

December 1994           5.34                   4.78                    6.21                   3.75

January 1995            5.35                   4.85                    4.88                   2.95

February 1995           5.46                   4.98                    5.71                   3.45

March 1995              5.57                   5.15                    5.51                   3.33

April 1995              5.54                   5.13                    5.86                   3.54

May 1995                5.52                   5.07                    5.76                   3.48

June 1995               5.44                   5.03                    5.20                   3.14

July 1995               5.31                   4.98                    4.64                   2.80

August 1995             5.29                   4.86                    4.97                   3.00

September 1995          5.26                   4.86                    5.28                   3.19

October 1995            5.27                   4.85                    5.15                   3.11

November 1995           5.30                   4.75                    5.17                   3.12

December 1995           5.14                   4.68                    5.56                   3.36

January 1996            5.08                   4.62                    4.55                   2.75

February 1996           4.78                   4.43                    4.44                   2.68

March 1996              4.77                   4.41                    4.42                   2.67

April 1996              4.89                   4.53                    4.78                   2.89

May 1996                4.79                   4.39                    4.85                   2.93

June 1996               4.77                   4.47                    4.64                   2.80

July 1996               4.80                   4.53                    4.64                   2.80

August 1996             4.76                   4.53                    4.67                   2.82

September 1996          4.82                   4.57                    4.85                   2.93

October 1996            4.75                   4.50                    4.65                   2.81

November 1996           4.72                   4.44                    4.77                   2.88

December 1996           4.87                   4.38                    5.02                   3.03

January 1997            4.77                   4.39                    4.64                   2.80

February 1997           4.63                   4.40                    4.55                   2.75

March 1997              4.85                   4.69                    4.54                   2.74

April 1997              5.06                   4.86                    5.15                   3.11

May 1997                5.11                   4.87                    5.12                   3.09

June 1997               5.13                   4.76                    5.18                   3.13

July 1997               5.05                   4.78                    5.03                   3.04

August 1997             5.04                   4.67                    4.85                   2.93

September 1997          5.07                   4.45                    5.15                   3.11

October 1997            5.03                   4.62                    5.10                   3.08

November 1997           4.91                   4.66                    5.15                   3.11

December 1997           5.36                   4.70                    5.30                   3.20

January 1998            5.03                   4.39                    4.87                   2.94

February 1998           4.95                   4.43                    4.57                   2.76

March 1998              5.03                   4.57                    4.83                   2.92

April 1998              4.84                   4.35                    5.07                   3.06

May 1998                5.05                   4.48                    4.72                   2.85

June 1998               5.09                   4.38                    4.85                   2.93

July 1998               4.97                   4.43                    4.80                   2.90

August 1998             4.94                   4.38                    2.80                   4.64

September 1998          4.99                   4.35                    2.88                   4.77


[end mountain chart]

The Cash Management Trust of America
The U.S. Treasury Money Fund of America/2/
The Tax-Exempt Money Fund of America (federally tax-free)/3/
The Tax-Exempt Money Fund of America (taxable equivalent yield)/4/

/1/Equivalent to Securities and Exchange Commission yield.
/2/Since income paid by The U.S. Treasury Money Fund of America is exempt from state and local taxes in most states, the fund's taxable equivalent yield would be higher than the rates indicated in the chart.
/3/Results for the Tax-Exempt Money Fund of America reflect the effect of a partial management fee waiver. Without the waiver, results would have been lower during certain periods.
/4/Represents the fund's taxable equivalent yield calculated at the maximum 39.6% federal tax rate.

FOR CURRENT YIELDS, PLEASE CALL AMERICAN FUNDSLINE(R) TOLL-FREE, AT 800/325-3590; PRESS 1 FOR YIELD INFORMATION.

FIGURES SHOWN ARE PAST RESULTS. THE RETURN ON AN INVESTMENT IN THESE FUNDS WILL VARY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. THERE CAN BE NO ASSURANCE THAT THE FUNDS' NET ASSET VALUES WILL REMAIN CONSTANT AT $1.00. INCOME FROM THE TAX-EXEMPT MONEY FUND OF AMERICA MAY BE SUBJECT TO STATE OR LOCAL INCOME TAXES AND/OR FEDERAL ALTERNATIVE MINIMUM TAXES.

FELLOW SHAREHOLDERS

The world looks very different today to U.S. investors than it did one year ago. Over the past few months, stock markets at home and abroad suffered periods of serious setbacks as economic troubles in the Pacific Rim, Latin America and Russia worsened. The turmoil served as a reminder of the importance of spreading investment risk among many baskets - not only among different countries, but among different types of assets and investments.

In spite of the economic and financial problems facing much of the world, the U.S. economy remained relatively strong over your funds' 12-month reporting period. Inflation was moderate in the face of a tight labor market and rising wages. Prices as measured by the overall Consumer Price Index rose only 1.4% over the year. Short-term rates were quite stable over most of the period, as reflected in the funds' seven-day yields shown in the chart on the inside front cover of this report.

On September 29, the Federal Reserve lowered the federal funds rate (the rate banks charge each other for overnight loans) one quarter of a percentage point, to 5.25% - the first decline since January 1996. The rate cut was largely in response to concerns that slower growth overseas would have a negative impact on growth in the United States. On October 15 - fifteen days after the close of your funds' reporting period - the Federal Reserve surprised the financial markets with another quarter of a percentage point rate cut, citing continued concerns about the "unsettled conditions in the financial markets," which threatened to restrain future economic growth. Short-term rates immediately ticked downward.

THE FUNDS' RESULTS

THE CASH MANAGEMENT TRUST OF AMERICA provided an income return of 5.15% with dividends reinvested over the 12-month period ended September 30.

THE U.S. TREASURY MONEY FUND OF AMERICA produced a 12-month income return of 4.63% including reinvested dividends. Because all of the fund's earnings are derived from investments in U.S. Treasury securities, the income paid by the fund is exempt from state and local taxes in most states.

THE TAX-EXEMPT MONEY FUND OF AMERICA generated a federally tax-free income return of 2.97% with dividends reinvested. This return is equivalent to a return of 4.92% for investors in the 39.6% federal tax bracket. A portion of this income may also be exempt from state and local taxes.

AN IMPORTANT COMPONENT OF A DIVERSIFIED PORTFOLIO

We've often said in past reports that your money market funds can play a valuable role in your investment portfolio because of the stability and convenience they provide. In light of the recent turbulence in the financial markets, the benefit of a diversified portfolio that includes money market funds appears clear.

In the article that begins on page 2, we describe how your money market funds, stock funds and bond funds can be used to meet the three basic investment goals of stability, growth and income. We hope that you'll find the information useful the next time you meet with your financial adviser to discuss your financial goals.

Thank you for choosing an American Funds money market fund for your investment portfolio. We appreciate your business and look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Boards   President

November 13, 1998

LAYING THE GROUNDWORK FOR
A SUCCESSFUL INVESTMENT PROGRAM

[illustration:  orchard]

As fall wanes into winter, people across the country are marking the passage of the season with a last harvest from their gardens.

Gardeners recognize that different seasons call for different strategies. There's a time to store up seeds in preparation for spring, a time to plant and grow them, and a time to harvest the fruits and vegetables they provide.

As investors, we pass through similar seasons. Sometimes we need to store up money for a special event or simply to have on hand to meet sudden expenses. At other times, our goal is to invest for growth. And sometimes our objective is to harvest and use our investment income.

Success in gardening and investing is attainable by anyone. All that is required is planning, patience, commitment and in most cases, ongoing advice from an expert. Of course, it also helps to have a few good tools on hand to help lay the groundwork.

This article is meant to be part of your tool kit. It describes how your money market fund and other funds can be used to help meet three basic investment goals. It also offers a table on page 5 that you can use with your financial adviser to create a financial plan or re-evaluate an existing one. Armed with the right tools and financial advice, you'll find that investing can be a truly rewarding experience.

MANY CHOICES, THREE BASIC GOALS

[illustration:  pear]

Mutual funds come in many varieties. Making a selection would be overwhelming if we tried to consider all the possibilities at once. Fortunately, that's not necessary. We can eliminate many choices by simply identifying our goals and then considering only those funds that can help meet those goals. Financial advisers point out that most investment goals fall within three basic categories:

1. STABILITY

Many investors want to set aside some money that isn't likely to decline in value so it will be there when they need it - either to pay bills, deal with emergencies or to move into other investments at a later date.

2. GROWTH

Most investors want some of their money to grow to help meet long-term goals. This money typically makes up the largest portion of pre-retirement and college investment portfolios.

3. INCOME

Some people want an investment that provides income. If the goal is to meet current needs, investors often seek a steady stream of income. When the goal is to invest for future needs, people typically invest for growing income. Retirees - and other people who have both current and long-term income needs - often invest with both goals in mind.

STABILITY FOR PEACE OF MIND

[illustration:  fruit tree with an apple, pear, and orange being watered]

Financial advisers recommend that every well-diversified portfolio include some assets that can provide stability. You can meet this goal by putting a portion of your money in short-term securities that have little or no downside risk. Money market funds, which are portfolios of high-quality short-term securities, provide a convenient way of meeting this goal. Such funds are managed to protect your investment from declining in value while providing the benefit of current interest income.

Some people seek stability for money that is set aside for emergencies. Others seek a temporary parking place for larger sums, such as a bonus or an inheritance. Money market funds can provide a good holding place for these situations. You can usually count on the money to be there when it's needed, and check-writing privileges make the cash easy to access. (You can order checks for your American Funds money market account by calling 800/325-3590 any time or 800/421-0180 Monday through Friday, 8 a.m. to 8 p.m. Eastern time.)

Investors can also use money market funds to deal with market volatility by "dollar cost averaging" - that is, regularly moving some money out of the money market fund and into stock or bond funds, say once a month or quarter. It's important to note that a dollar cost averaging program doesn't guarantee a profit or protect you against a loss, but if continued over a market cycle, it will give you an average (rather than potentially high) share price.

People who invest to reach long-term goals, such as retirement, may also seek some stability - particularly when they near the time they plan to use their money. As part of a long-term portfolio primarily made up of stock or bond funds, a money market fund provides stability that can help moderate the effects of the ups and downs of the other investments and make the portfolio's overall return less volatile.

GROWTH FOR FUTURE NEEDS

[illustration:  orange]

Financial advisers say people who invest for retirement or other long-term needs should consider putting the majority of their money where it has the potential to grow. They typically recommend that investors select a combination of growth funds, growth-and-income funds and equity-income funds to reach this goal. Such funds invest in stocks, which have historically earned higher returns than income funds or money market funds over long periods of time.

Investors with shorter time frames often want their money to grow, too. However, stock funds can be inappropriate investments for short-term goals because of their potential volatility. Many financial advisers offer a simple solution: Invest in intermediate-term bond funds and money market funds and reinvest the income earned - a concept known as compounding. While these funds won't provide the same potential rate of growth as stock or long-term bond funds, they can offer a way to achieve short-term growth goals without a lot of volatility.

[illustration:  person picking fruit]

INCOME TO SUPPLEMENT A LIFESTYLE

People who invest for income are often seeking to supplement a salary or Social Security benefits. This goal can be met with a variety of funds, including growth-and-income, equity-income, balanced, income, and money market funds.

Equity-income funds, growth-and-income funds and balanced funds typically invest in stocks that pay dividends. The advantage of investing in these funds is that both your income return and the money in your account may grow in value if the dividends and prices of the stocks in the portfolio increase. For that reason, financial advisers often suggest that investors keep a portion of their money in such funds following retirement.

Income funds and money market funds can be a good choice for people who don't necessarily need growing income. Income funds invest in bonds and typically offer the advantage of a higher rate of income than most other funds can provide, though their share prices are not immune to volatility. Money market funds can be attractive because of the stability of their share prices, though they typically offer a lower rate of return than income funds.

PLANNING AN INVESTMENT PROGRAM

[illustration:  apple]

Gardeners understand the importance of proper planning. Without it, any number of problems can occur - infertile soil, improper or late plantings, and poor drainage, to name a few. Even the effects of the wind, sun and shade have to be taken into consideration when planning a garden. Investors can do well by following the ways of the gardener. Advance planning and the help of a financial adviser enable investors to properly manage their assets and successfully weather the storms of the financial markets.

On the following page we've provided a table that you can use with your financial adviser to get started on an investment program. Your financial adviser can help you evaluate your financial needs, determine which types of investments can best help you meet those needs, narrow the selection of investments and decide how to divide your money among your choices. With planning, patience and commitment, investing - like gardening - can be a rewarding and fruitful experience.

FINANCIAL PLANNING TABLE



                 WANTS/NEEDS                  TIME FRAME           INVESTMENT GOAL         YOUR FINANCIAL

                 a new car                    2 years              stability               ADVISER'S FUND

                 college tuition              15 years             growth                  RECOMMENDATIONS

Examples:        monthly income               now                  income

                 money for retirement         25 years             growth and income



1.

2.

3.

4.

5.

6.

7.

8.

9.

10.


WHAT IS YOUR GOAL?

[illustration:  pear]

STABILITY
CONSIDER:
* money market funds for short- and long-term goals

[illustration:  orange]

GROWTH
CONSIDER:
* money market funds for short-term goals
* income funds for intermediate-term goals
* growth, growth-and-income, equity-income or balanced funds for long-term goals

[illustration:  apple]

INCOME
CONSIDER:
* money market funds for short-term goals
* growth-and-income, equity-income, balanced or income funds for long-term goals

The American Funds Group(r) offers a wide range of funds to meet your investment needs. See your financial adviser or visit our Web site - www.americanfunds.com - for more information.

GROWTH FUNDS
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
American Mutual Fund(r)
Capital World Growth and Income Fund/SM/
Fundamental Investors/SM/
The Investment Company of America(r)
Washington Mutual Investors Fund/SM/

EQUITY-INCOME FUNDS
Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
American Balanced Fund(r)

INCOME FUNDS
American High-Income Trust/SM/
The Bond Fund of America/SM/
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund/SM/

TAX-EXEMPT INCOME FUNDS
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond
   Fund of America/SM/
The Tax-Exempt Bond Fund of America(r)
The Tax-Exempt Fund of California/SM/
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America/SM/
The U.S. Treasury Money Fund of America/SM/

The Tax-Exempt Money Fund of America
Investment Portfolio, September 30, 1998
                                                                          Principal    Market
                                                                 Yield at    Amount     Value
                                                              Acquisition     (000)     (000)
Municipal Securities
--------------------------------------------------------     ---------------------------------

Alabama - 0.56%
 Phenix City Alabama Industrial Development Board
  (MEAD Board Project), Series 1988, TECP, AMT,                      3.50%    1,100     1,100
   3.50% 10/14/98

Alaska - 7.37%
 Housing Finance Corporation General
  Purpose Bonds, 1991 Series C, VRDN,
  3.50% 10/7/98*                                                     3.50     4,100     4,100
 City of Valdez, Marine Terminal Revenue
  Refunding Bonds (ARCO Transportation
  Alaska, Inc. Project), 1994 Series A, TECP:
   3.15% 11/3/98                                                     3.15     3,600     3,600
   3.45% 11/10/98                                                    3.45     2,000     2,000
   3.50% 11/12/98                                                    3.50     2,200     2,200
   3.50% 11/16/98                                                    3.50     1,000     1,000
 City of Valdez, Variable Rate Marine Terminal Revenue
  Refunding Bonds (Mobil Alaska Pipeline Co. Project),
  1993 Series A, VRDN, 3.50% 10/7/98*                                3.50     1,700     1,700

Arizona - 4.84%
 County of Apache Industrial Development Revenue Bonds
  (Tuscon Electric Power Company Springerville Project),
  Series 1983B, VRDN, 3.60% 10/7/98*                                 3.60     1,000     1,000
 Salt River Project Agricultural Improvement
  and Power District, Promissory Notes, Series G, TECP:
   3.45% 10/6/98                                                     3.45     1,000     1,000
   3.50% 10/9/98                                                     3.50     1,600     1,600
   3.10% 10/16/98                                                    3.10     2,000     2,000
   3.40% 10/16/98                                                    3.40     3,000     3,000
   3.25% 11/2/98                                                     3.25     1,000     1,000

California - 2.55%
 County of Los Angeles, 1998-99 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/99                        4.50     5,000     5,049

Colorado - 3.58%
 City and County of Denver, Department of Aviation,
  Airport System Subordinate Revenue Bonds,
  Series 1997A, AMT:
  3.40% 10/8/98                                                      3.40     2,100     2,100
  3.15% 10/14/98                                                     3.15     2,000     2,000
  3.40% 10/14/98                                                     3.40     1,000     1,000
  3.65% 10/20/98                                                     3.65     2,000     2,000

Connecticut - 0.50%
 Health and Educational Facilities Authority,
  Revenue Bonds, Yale University, Series S, TECP,
   3.40% 10/22/98                                                    3.40     1,000     1,000

Florida - 4.79%
 Sunshine State Governmental Financing Commission
  Revenue Bonds, Series 1986, TECP:
  3.40% 10/8/98                                                      3.40     3,000     3,000
  3.45% 10/14/98                                                     3.45     4,500     4,500
 Jacksonville Electric Authority Electric System,
  Series C-1, 3.40% 10/16/98                                         3.40     2,000     2,000

Georgia - 2.61%
 Municipal Electric Authority of Georgia Commercial
  Paper Program, Project One Bond Anticipation Notes
  Series A, TECP:
  3.40% 10/27/98                                                     3.40     3,500     3,500
  3.35% 11/4/98                                                      3.35     1,665     1,665

Hawaii - 1.01%
 City and County of Honolulu General Obligation
  Bond Anticipation Notes, TECP:
   3.25% 10/23/98                                                    3.25     2,000     2,000

Iowa - 1.02%
 Iowa School Corporations Warrant Certificates
  1998-99 Series A,
   4.50% 6/25/99                                                     4.50     2,000     2,016

Kentucky - 4.60%
 Kentucky Asset/Liability Commission General
  Fund Tax and Revenue Anticipation Notes,
   1998 Series A, 4.50% 6/25/99                                      4.50     3,300     3,328
 Pendleton County, Multi-County Lease
  Revenue Bonds (Kentucky Association of
  Counties Leasing Trust Program), Series
  1989, Money Market Municipal, TECP:
   3.50% 10/5/98                                                     3.50     3,000     3,000
   3.45% 10/26/98                                                    3.45     2,785     2,785

Louisiana - 2.83%
 Parish of Ascension, Variable Rate Demand
  Pollution Control Revenue Refunding Bonds
  (Borden, Inc. Project), Series 1992,
  VRDN, 3.50% 10/7/98*                                               3.50     4,200     4,200
 Lake Charles Harbor and Terminal District,
  Flexible Demand Port Facilities Revenue
  Bonds (CITGO Petroleum Corp. Project),
  Series 1984, VRDN, 3.65% 10/7/98*                                  3.65     1,400     1,400

Maryland - 5.05%
 Anne Arundel County Economic Development
  Revenue Bonds (Baltimore Gas and Electric
  Co. Project), TECP:
   Series 1988, AMT, 3.35% 10/7/98                                   3.35     4,000     4,000
   Series 1985,  3.50% 10/19/98                                      3.50     1,000     1,000
 Montgomery County Consolidated Commercial Paper
  Bond Anticipation Notes, Series 1995, TECP,
  3.25% 11/6/98                                                      3.25     5,000     5,000

Massachusetts - 1.67%
 Water Resources Authority, Series 1994, TECP,
  3.30% 10/1/98                                                      3.30     3,300     3,300

Michigan - 1.46%
 Regents of the University of Michigan Adjustable
  Rate Demand Hospital Revenue Refunding Bonds,
  Series 1992 A, VDRN, 4.00% 10/1/98*                                4.00     2,900     2,900

Missouri - 4.14%
 Higher Education Loan Authority, Adjustable
  Rate Demand Student Loan Revenue Bonds, VRDN, AMT:
   Series 1990A, 3.65% 10/7/98*                                      3.65     1,600     1,600
   Series 1990B, 3.65% 10/7/98*                                      3.65     1,000     1,000
 City of Columbia, Special Obligation
  Insurance Reserve Bonds, Series 1988A,
  VRDN, 3.55% 10/7/98*                                               3.55     1,000     1,000
 City of Independence, Variable Rate Demand
  Water Utility Revenue Bonds, Series 1986, TECP:
   3.50% 10/6/98                                                     3.50     1,000     1,000
   3.40% 10/23/98                                                    3.40     1,100     1,100
   3.30% 11/4/98                                                     3.30     1,000     1,000
   3.50% 11/4/98                                                     3.50     1,500     1,500

New York - 1.01%
 Long Island Power Authority, Electric System
  Subordinated Revenue bonds, Series 1998
   3.40% 10/9/98                                                     3.40     2,000     2,000

North Carolina - 7.53%
 Educational Facilities Finance Agency, Revenue
  Bonds (Duke University Project), VRDN:
   Series 1992A, 3.95% 10/7/98*                                      3.95     2,800     2,800
   Series 1991D, 3.95% 10/7/98*                                      3.95     1,800     1,800
 Eastern Municipal Power Agency, TECP:
  3.40% 10/2/98                                                      3.40     2,000     2,000
  3.10% 11/5/98                                                      3.10     1,000     1,000
  3.20% 11/5/98                                                      3.20     1,100     1,100
 Municipal Power Agency No. 1, Catawba Electric
  Revenue Bonds, TECP, MBIA Insured:
   3.10% 10/13/98                                                    3.10     1,200     1,200
   3.40% 10/13/98                                                    3.40     2,117     2,117
   3.55% 11/16/98                                                    3.55     2,900     2,900

Ohio - 2.52%
 Air Quality Development Authority, Pollution Control
  Revenue Bonds, Series 1988 (Duquesne Light Co.
  Project), TECP, AMT:
   3.50% 10/7/98                                                     3.50     1,000     1,000
   3.20% 11/4/98                                                     3.20     3,000     3,000
 Water Development Authority, Pollution Control Revenue
  Bonds, Series 1988 (Duquesne Light Co. Project),
  TECP, 3.15% 10/19/98                                               3.15     1,000     1,000

Pennsylvania - 8.10%
 Higher Education Assistance Agency Student Loan
  Adjustable Rate Revenue Bonds, 1997 Series A,
  VRDN, AMT, 3.95% 10/7/98*                                          3.95     2,000     2,000
 Allegheny County Industrial Development
  Authority, Customized Purchase Environmental
  Improvement Revenue Refunding Bonds (United
  States Steel Corp. Project), Series 1986, TECP:
   3.50% 10/1/98                                                     3.50     1,000     1,000
   3.55% 10/5/98                                                     3.55     1,100     1,100
   3.60% 10/5/98                                                     3.60     1,100     1,100
 Beaver County Industrial Development Authority,
  Pollution Control Revenue Refunding Bonds
  (Duquesne Light Co. Beaver Valley Project),
  1990 Series C, TECP, 3.40% 10/22/98                                3.40     2,000     2,000
 Carbon County Industrial Development Authority,
  Resource Recovery Revenue Bonds (Panther Creek
  Partners Project), 1991 Series A, TECP, AMT,
  3.25% 11/2/98                                                      3.25     1,250     1,250
 Delaware County Industrial Development Authority
  Solid Waste Revenue Bonds (Scott Paper Co. Project),
  Series 1984D, VRDN, 3.60% 10/7/98*                                 3.60     1,000     1,000
 Delaware Valley Regional Finance Authority,
  Adjustable Rate Local Government Revenue Bonds,
  Series 1985C, 3.50% 10/7/98*                                       3.50     1,100     1,100
 Montgomery County Industrial Development Authority
  Pollution Control Revenue Refunding Bonds (PECO
  Energy Co. Project), 1994 Series A, TECP,
  3.40% 10/19/98                                                     3.40     2,500     2,500
 Venango Industrial Development Authority
  Resource Recovery Revenue Bonds (Scrubgrass
  Project), Series 1990A, TECP, AMT, 3.35% 10/2/98                   3.35     3,000     3,000

Texas - 21.72%
 Tax and Revenue Anticipation Notes,
  Series 1998, 4.50% 8/31/99                                         4.50     5,000     5,061
 Board of Regents of the University of Texas System
  Revenue Financing System Commercial Paper Notes,
   Series A, TECP, 3.40% 10/21/98                                    3.40     2,263     2,263
 City of Austin (Travis and Williamson Counties),
  Combined Utility Systems Notes, Series A, TECP:
   3.10% 10/8/98                                                     3.10     3,000     3,000
   3.30% 10/8/98                                                     3.30     1,000     1,000
   3.45% 10/8/98                                                     3.45     1,600     1,600
   3.40% 10/20/98                                                    3.40     1,000     1,000
   3.20% 11/9/98                                                     3.20     1,625     1,625
 Brazos Higher Education Authority Inc. Student Loan
  Revenue Bonds, Series 1993B-1, VRDN, AMT,
  3.60% 10/7/98*                                                     3.60     1,000     1,000
 City of Brownsville Utility System, Series A,
  TECP:
   3.30% 11/9/98                                                     3.30     1,750     1,750
   3.55% 11/13/98                                                    3.55     1,400     1,400
 Dallas Area Rapid Transit Sales Tax Revenue
  Commercial Paper Notes, Series A, TECP:
   3.30% 10/14/98                                                    3.30     1,000     1,000
   3.40% 11/3/98                                                     3.40     1,000     1,001
   3.20% 11/5/98                                                     3.20     4,000     4,000
 Guadalupe-Blanco River Authority, Pollution Control
  Revenue Bonds (Central Power and Light Co. Project),
  Series 1995, 4.00% 10/1/98*                                        4.00     3,200     3,200
 Harris County General Obligation Notes,
  Series A, TECP:
   3.50% 10/6/98                                                     3.50     2,833     2,833
   3.15% 11/2/98                                                     3.15     2,800     2,800
 City of Houston, Tax and Revenue Anticipation
  Notes, Series 1997, 4.25% 6/30/99                                  4.25     2,000     2,014
 City of Houston, General Obligation Commercial Paper
  Notes, Series C, TECP, 3.40% 10/13/98                              3.40     3,000     3,000
 City of Midlothian Industrial Development Corporation,
  Variable Rate Demand Pollution Conrol Revenue Bonds,               3.60     3,500     3,500
  (Box-Crow Cement Co. Project), VRDN, 3.60% 10/7/98*

Utah - 1.56%
 Board of Regents, Student Loan Revenue Bonds, 1988
  Series C, AMBAC Insured, VRDN, AMT, 3.65% 10/7/98*                 3.65     1,100     1,100
 Intermountain Power Agency, Variable Rate Power
  Supply Revenue Bonds, TECP,
  1985 Series E, 3.40% 10/28/98                                      3.40     2,000     2,000

West Virginia - 1.36%
 The County Commission of Marion County, Solid
  Waste Disposal Facility Revenue Bonds, 1990
  Series A (Grant Town Cogeneration Project),
  VRDN, AMT, 3.70% 10/7/98*                                          3.70     1,700     1,700
 Public Energy Authority, Energy Revenue Bonds
  (Morgantown Energy Associates Project),
  1989 Series A, TECP, AMT, 3.45% 10/22/98                           3.45     1,000     1,000

Wisconsin - 3.38%
 State Operating Notes of 1998, 4.50% 6/15/99                        4.50     3,000     3,026
 State of Wisconsin, Transportation Revenue Commercial
  Paper Notes of 1997, Series A, TECP:
   3.50% 10/6/98                                                     3.50     1,500     1,500
   3.40% 10/20/98                                                    3.40     1,167     1,167
   3.45% 10/20/98                                                    3.45     1,005     1,005

Wyoming - 3.94%
 City of Gillette, Campbell County,
  Pollution Control Revenue Bonds
  (PacifiCorp Projects), Series 1988,
  TECP, 3.55% 10/7/98                                                3.55     2,500     2,500
 Lincoln County Pollution Control Revenue Refunding Bonds
  (PacifiCorp Projects), Series 1991,
  TECP, 3.40% 10/21/98                                               3.40     1,000     1,000
 Sweetwater County Pollution Control
  Revenue Bonds (PacifiCorp Projects):
  Series 1988A, TECP, 3.40% 10/1/98                                  3.40     1,100     1,100
  Series 1990A, VRDN, 3.65% 10/7/98*                                 3.65     3,200     3,200
                                                                                    ---------
Total Tax-Exempt Securities (cost: $197,509,000)                                      197,555

Excess of cash and receivables over payables                                              639
                                                                                    ---------
Net Assets                                                                            198,194
                                                                                    =========

* Coupon rate may change periodically; "yield at acquisition" reflects current coupon rate.

See Notes to Financial Statements


The Tax-Exempt Money Fund of America
Financial Statements
--------------------------------------         ------------    ------------
Statement of Assets and Liabilities
at September 30, 1998                        (dollars in thousands)
-------------------------------------          ------------    ------------
Assets:
Investment securities at market
 (cost: $197,509)                                                  $197,555
Cash                                                                    302
Receivables for--
 Sales of fund's shares                                $391
 Accrued interest                                       779           1,170
                                               ------------    ------------
                                                                    199,027
Liabilities:
Payables for--
 Repurchases of fund's shares                           728
 Dividends payable                                       23
 Management services                                     62
 Accrued expenses                                        20             833
                                               ------------    ------------
Net Assets at September 30, 1998 --
 Equivalent to $1.00 per share on
 198,171,451 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                       $198,194
                                                              =============
Statement of Operations
for the year ended September 30, 1998           (dollars in      thousands)
                                               ------------    ------------
Investment Income:
Income:
 Interest                                                           $ 6,469

Expenses:
 Management services fee                               $800
 Distribution expenses                                   94
 Transfer agent fee                                     146
 Reports to shareholders                                 34
 Registration statement and prospectus                   79
 Postage, stationery and supplies                        58
 Trustees' fees                                          13
 Auditing and legal fees                                 34
 Custodian fee                                           17
 Taxes other than federal income tax                      1
 Other expenses                                           7
                                             ------------------
  Total expenses before reimbursement                 1,283
 Reimbursement of expenses                              110           1,173
                                               ------------    ------------
 Net investment income                                                5,296
                                                               ------------
Increase in Unrealized Appreciation
 on Investments:
Net unrealized appreciation
 on investments:
 Beginning of year                                        9
 End of year                                             46
                                               ------------
  Net increase in unrealized appreciation
   on investments                                                        37
                                                               ------------
Net Increase in Net Assets Resulting
 from Operations                                                     $5,333
                                                               ============
Statement of Changes in Net
 Assets                                         (dollars in      thousands)
----------------------------------------      -------------   -------------
                                               September 30    September 30

                                                       1998            1997
Operations:                                   -------------   -------------
Net investment income                               $ 5,296         $ 4,618
Net realized gain (loss)                                  -              (5)
Net increase in unrealized appreciation
 on investments                                          37               3
                                              -------------   -------------
 Net increase in net assets
  resulting from operations                           5,333           4,616
                                              -------------   -------------
Dividends Paid to Shareholders                       (5,316)         (4,618)
                                              -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 373,325,429 and 308,684,562
 shares, respectively                               373,325         308,684
Proceeds from shares issued in
 reinvestment of net investment
 income dividends:
 4,856,600 and 4,217,106 shares,
 respectively                                         4,857           4,217
Cost of shares repurchased:
 339,912,546 and 296,711,176
 shares, respectively                              (339,912)       (296,711)
                                              -------------   -------------
 Net increase in net assets
  resulting from capital share
  transactions                                       38,270          16,190
                                              -------------   -------------
Total Increase in Net Assets                         38,287          16,188

Net Assets:
Beginning of year                                   159,907         143,719
                                              -------------   -------------

End of year                                        $198,194        $159,907
                                              =============  ==============


See Notes to Financial Statements

               Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity through investments in high-quality municipal securities with effective maturities of one year or less.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

NET ASSET VALUE - The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission (SEC) rules.
This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2.  FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

As of September 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $46,000, of which all related to appreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1998. The cost of portfolio securities for book and federal income tax purposes was $197,509,000 at September 30, 1998.

3.  FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $800,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.44% of the first $200 million of average net assets; 0.42% of such assets in excess of $200 million but not exceeding $600 million; 0.38% of such assets in excess of $600 million but not exceeding $1.2 billion; and 0.34% of such assets in excess of $1.2 billion.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of twelve consecutive months, provided no advances are outstanding, or October 2, 1999. CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure that the fund's expenses do not exceed 0.65% of the average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $110,000 for the year ended September 30, 1998. There can be no assurance that this voluntary fee waiver will continue in the future.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution with American Funds Distributors, Inc. (AFD), the fund may expend up to 0.15% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $94,000. As of September 30, 1998, accrued and unpaid distribution expenses were $7,000.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $146,000.

DIRECTORS' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $10,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities of $961,536,000 and $922,497,000, respectively, during the year ended September 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $17,000 includes $13,000 that was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
------------------------------------------------------------------------------------------
                                                   Year endeSeptember 30
                                       ---------------------------------------------------
                                              1998      1997      1996      1995      1994
                                       ---------------------------------------------------
Net Asset Value, Beginning of Year          $1.00     $1.00     $1.00     $1.00     $1.00
                                       ---------------------------------------------------
 Income from Investment Operations:
  Net investment income                       .029      .029      .029      .031      .020
                                       ---------------------------------------------------
   Total income from investment operati       .029      .029      .029      .031      .020
                                       ---------------------------------------------------
 Less Distributions:
  Dividends from net investment income      (.029)    (.029)    (.029)    (.031)    (.020)
                                       ---------------------------------------------------
   Total distributions                      (.029)    (.029)    (.029)    (.031)    (.020)
                                       ---------------------------------------------------
Net Asset Value, End of Year                $1.00     $1.00     $1.00     $1.00     $1.00
                                        ========== ========= ========= ========= =========
Total Return                                 2.97%     2.94%     2.91%     3.14%     1.98%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)       $198      $160      $144      $150      $170
 Ratio of expenses to average net assets -
  before fee waiver                          .71%       .74%      .77%      .75%      .73%
 Ratio of expenses to average net assets -
  after fee waiver                           .65%       .65%      .65%      .65%     .65%
 Ratio of net income to average net ass      2.94%     2.94%     2.88%     3.09%     1.99%


              Report of Independent Accountants

To the Board of Trustees and Shareholders of The Tax-Exempt Money Fund of
America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America (the "fund") at September 30, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
Los Angeles, California
October 30, 1998

1998 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

THE CASH MANAGEMENT TRUST OF AMERICA
THE U.S. TREASURY MONEY FUND OF AMERICA
THE TAX-EXEMPT MONEY FUND OF AMERICA

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE, Los Angeles, California
President
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Boards
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI retired from the Board of Trustees effective March 17, 1998. He had been a trustee of the funds since 1991. The Trustees wish to thank him for his many contributions to the funds.

OTHER OFFICERS

NEIL L. LANGBERG, Los Angeles, California
Senior Vice President
The Tax-Exempt Money Fund of America
Vice President - Investment Management Group,
Capital Research and Management Company

TERESA S. COOK, Los Angeles, California
Vice President
The Cash Management Trust of America and
The U.S. Treasury Money Fund of America
Senior Vice President - Investment Management
Group, Capital Research and Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

SARAH P. LUCAS, Los Angeles, California
Assistant Vice President
The Cash Management Trust of America and
The U.S. Treasury Money Fund of America
Assistant Vice President - Investment Management
Group, Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, Jr., Brea, California
Treasurer
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

Litho in USA  CD/AL/3916
Lit. No. MMF-011-1198
[The American Funds Group(r)]

OFFICES OF THE FUNDS AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUNDS' SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000
The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.